UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 9, 2017 (March 9, 2017)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On March 9, 2017, The Coca-Cola Company (the “Company”) completed a public offering of €1,500,000,000 aggregate principal amount of its Floating Rate Notes due 2019, €500,000,000 aggregate principal amount of its 0.000% Notes due 2021 and €500,000,000 aggregate principal amount of its 0.500% Notes due 2024 (collectively, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-214273) filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2016.

The Notes were issued under an Amended and Restated Indenture, dated as of April 26, 1988 (as supplemented, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 24, 1992, and the Second Supplemental Indenture dated as of November 1, 2007, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

The Indenture and the respective forms of global note for the offering are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•                       should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•                       may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•                       may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•                       were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit 4.1

Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.

Exhibit 4.2

First Supplemental Indenture, dated as of February 24, 1992, to Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.

Exhibit 4.3

Second Supplemental Indenture, dated as of November 1, 2007, to Amended and Restated Indenture, dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on March 5, 2009.

Exhibit 4.4	Form of Note for Floating Rate Notes due 2019 — incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form 8-A filed on March 9, 2017.

Exhibit 4.5	Form of Note for 0.000% Notes due 2021 — incorporated herein by reference to Exhibit 4.5 of the Company’s Registration Statement on Form 8-A filed on March 9, 2017.

Exhibit 4.6	Form of Note for 0.500% Notes due 2024 — incorporated herein by reference to Exhibit 4.6 of the Company’s Registration Statement on Form 8-A filed on March 9, 2017.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: March 9, 2017	By:	/s/ Larry M. Mark
Name: Larry M. Mark
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1

Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.

Exhibit 4.2

First Supplemental Indenture, dated as of February 24, 1992, to Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.

Exhibit 4.3

Second Supplemental Indenture, dated as of November 1, 2007, to Amended and Restated Indenture, dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on March 5, 2009.

Exhibit 4.4	Form of Note for Floating Rate Notes due 2019 — incorporated herein by reference to Exhibit 4.4 of the Company’s Registration Statement on Form 8-A filed on March 9, 2017.

Exhibit 4.5	Form of Note for 0.000% Notes due 2021— incorporated herein by reference to Exhibit 4.5 of the Company’s Registration Statement on Form 8-A filed on March 9, 2017.

Exhibit 4.6	Form of Note for 0.500% Notes due 2024 — incorporated herein by reference to Exhibit 4.6 of the Company’s Registration Statement on Form 8-A filed on March 9, 2017.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.